UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 3, 2007

NNN 2003 Value Fund, LLC
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-51295	20-122092
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1551 N. Tustin Avenue, Suite 200, Santa Ana, California		92705
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(877) 888-7348

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On December 3, 2007, NNN VF Woodside Corporate Park, LLC, a wholly-owned subsidiary of NNN 2003 Value Fund, LLC, entered into a First Amendment to Agreement for Purchase and Sale of Real Property and Escrow Instructions, or the Amendment, with NNN Woodside, LLC, in connection with an agreement, or the Agreement, entered into on October 19, 2006, for the sale of Woodside Corporate Park located in Beaverton, Oregon, or the Woodside property, for a sales price of $32,000,000.

The material terms of the Amendment reduced the sales price of the Woodside Corporate Park property to $31,700,000; amended the State of Oregon’s minimum rental rate from $20.13 per square foot per month to $20.13 per square foot per year; and extended the period for which NNN Woodside, LLC is to receive a rent concession credit.

Since our manager, Triple Net Properties, LLC, is also the manager of NNN Woodside, LLC, this transaction is deemed a related party transaction. As such, we have obtained a fairness opinion from an independent financial advisor, Robert A. Stanger & Co., Inc., who has determined that the consideration to be received for the Woodside property is fair from a financial point of view to us. In connection with the sale, it is anticipated that Triple Net Properties Realty, Inc., our affiliate, or its affiliate shall be paid a disposition fee of $317,000, or 1.0% of the sales price.

The above descriptions of the Agreement and the Amendment are qualified in their entirety by the terms of the Agreement attached as Exhibit 10.1 to our Current Report on Form 8-K filed on October 24, 2007 and the Amendment attached as Exhibit 10.1 to this Current Report on Form 8-K, respectively.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1 First Amendment to Agreement for Purchase and Sale of Real Property and Escrow Instructions by and between NNN Woodside, LLC and NNN VF Woodside Corporate Park, LLC, dated December 3, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NNN 2003 Value Fund, LLC

December 7, 2007	By:	/s/ Richard T. Hutton, Jr.

Name: Richard T. Hutton, Jr.
Title: Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

10.1	First Amendment to Agreement for Purchase and Sale of Real Property and Escrow Instructions by and between NNN Woodside, LLC and NNN VF Woodside Corporate Park, LLC, dated December 3, 2007